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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 12, 2002
                Date of report (date of earliest event reported)


                              QUADRAMED CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


     Delaware                      0-21031                      52-1992861
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 (State or Other           (Commission File Number)           (IRS Employer
   Jurisdiction                                            Identification No.)
of Incorporation)
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22 PELICAN WAY, SAN RAFAEL, CALIFORNIA                           94901
(Address of Principal Executive Offices)                       (Zip Code)


                                 (415) 482-2100
              (Registrant's Telephone Number, Including Area Code)






ITEM 5.  Other Items.

QuadraMed Corporation ("QuadraMed") announced today that it will restate its previously filed consolidated financial statements for the fiscal years ending December 31, 2001 and 2000 and for the period ending March 31, 2002.

ITEM 7.  Exhibit.

         Exhibit No.      Description
         99.1             QuadraMed Press Release dated August 12, 2002
                          entitled, "QuadraMed To File For Extension For Form
                          10-Q."


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 12, 2002                       QUADRAMED CORPORATION


                                            By: /s/ Michael H. Lanza
                                                -----------------------------
                                               Michael H. Lanza
                                               Executive Vice President and
                                               Corporate Secretary